Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

22.	Subsequent Events

The Company has evaluated subsequent events for adjustment to or disclosure in its consolidated financial statements through the date of this report, and has not identified any recordable or disclosable events, not otherwise reported in these consolidated financial statements or the notes thereto, except those noted below.

Subsequent to June 30, 2025, the Company has raised gross proceeds of C$2,090,890 through the issuance of 8,363,560 units (the “Units”) at a price of C$0.25 per Unit, representing approximately twice the size of the original offering.

Each Unit consists of one common share and one common share purchase warrant (a “Warrant”). Each Warrant entitles the holder to purchase one additional common share of the Company at a price of C$0.30 for a period of 24 months from the closing date of the offering.

26.	Subsequent Events

The Company evaluates events that have occurred after the balance sheet date of December 31, 2024, through the date which the financial statements were available to be issued.

On January 13th, the Company issued 1,858,031 common shares at an average price of $0.6660 CAD per share to the former shareholders of The Leaf at 73740 LLC. per the Membership Interest Purchase Agreement dated January 11, 2023.

On February 18th, the Company announced it had signed a binding letter of intent to acquire a Type 1 processing licensing in New York State.

On March 12th, the Company issued 600,000 common shares for services, with a grant date fair value of $100,000.